Exhibit 12

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 9, 2023

Board of Trustees

Fidelity Disruptive Automation Fund

a series of Fidelity Summer Street Trust

245 Summer Street
Boston, Massachusetts 02210

Board of Trustees

Fidelity Disruptive Automation ETF

a series of Fidelity Covington Trust
245 Summer Street
Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Disruptive Automation Fund (the “Acquired Fund”), a separate series of Fidelity Summer Street Trust, a Massachusetts business trust (the “Acquired Fund Trust”), and Fidelity Disruptive Automation ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 9, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), cash paid in lieu of fractional shares, and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund in

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complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.	The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares, cash paid in lieu of fractional shares, and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.	The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

Dechert LLP

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3.	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.	An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Dechert LLP

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10.	The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 9, 2023

Board of Trustees
Fidelity Disruptive Communications Fund

a series of Fidelity Summer Street Trust
245 Summer Street
Boston, Massachusetts 02210

Board of Trustees
Fidelity Disruptive Communications ETF
a series of Fidelity Covington Trust
245 Summer Street
Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Disruptive Communications Fund (the “Acquired Fund”), a separate series of Fidelity Summer Street Trust, a Massachusetts business trust (the “Acquired Fund Trust”), and Fidelity Disruptive Communications ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 9, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), cash paid in lieu of fractional shares, and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the

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Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.	The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares, cash paid in lieu of fractional shares, and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.	The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

Dechert LLP

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3.	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.	An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Dechert LLP

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10.	The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 9, 2023

Board of Trustees

Fidelity Disruptive Finance Fund

a series of Fidelity Summer Street Trust
245 Summer Street
Boston, Massachusetts 02210

Board of Trustees

Fidelity Disruptive Finance ETF

a series of Fidelity Covington Trust
245 Summer Street
Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Disruptive Finance Fund (the “Acquired Fund”), a separate series of Fidelity Summer Street Trust, a Massachusetts business trust (the “Acquired Fund Trust”), and Fidelity Disruptive Finance ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 9, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), cash paid in lieu of fractional shares, and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund in

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complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.	The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares, cash paid in lieu of fractional shares, and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.	The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

Dechert LLP

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3.	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.	An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Dechert LLP

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10.	The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 9, 2023

Board of Trustees
Fidelity Disruptive Medicine Fund
a series of Fidelity Summer Street Trust
245 Summer Street
Boston, Massachusetts 02210

Board of Trustees
Fidelity Disruptive Medicine ETF
a series of Fidelity Covington Trust
245 Summer Street
Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Disruptive Medicine Fund (the “Acquired Fund”), a separate series of Fidelity Summer Street Trust, a Massachusetts business trust (the “Acquired Fund Trust”), and Fidelity Disruptive Medicine ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 9, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), cash paid in lieu of fractional shares, and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund in

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complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.	The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares, cash paid in lieu of fractional shares, and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.	The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

Dechert LLP

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3.	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.	An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Dechert LLP

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10.	The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 9, 2023

Board of Trustees
Fidelity Disruptive Technology Fund
a series of Fidelity Summer Street Trust
245 Summer Street
Boston, Massachusetts 02210

Board of Trustees
Fidelity Disruptive Technology ETF
a series of Fidelity Covington Trust
245 Summer Street
Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Disruptive Technology Fund (the “Acquired Fund”), a separate series of Fidelity Summer Street Trust, a Massachusetts business trust (the “Acquired Fund Trust”), and Fidelity Disruptive Technology ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 9, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), cash paid in lieu of fractional shares, and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund in

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complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.	The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares, cash paid in lieu of fractional shares, and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.	The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

Dechert LLP

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3.	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.	An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

Dechert LLP

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10.	The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

Dechert LLP

Three Bryant Park 1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

June 16, 2023

Board of Trustees

Fidelity Disruptors Fund

a series of Fidelity Summer Street Trust
245 Summer Street
Boston, Massachusetts 02210

Board of Trustees

Fidelity Disruptors ETF

a series of Fidelity Covington Trust
245 Summer Street
Boston, Massachusetts 02210

Dear Ladies and Gentlemen:

You have requested our opinion regarding certain federal income tax consequences to Fidelity Disruptors Fund (the “Acquired Fund”), a separate series of Fidelity Summer Street Trust, a Massachusetts business trust (the “Acquired Fund Trust”), and Fidelity Disruptors ETF (the “Acquiring Fund”), a separate series of Fidelity Covington Trust, a Massachusetts business trust (the “Acquiring Fund Trust”), and to the holders of shares of beneficial interest in the Acquired Fund, in connection with the transfer of all of the assets, as defined in paragraph 3(b) of the Agreement and Plan of Reorganization (the “Plan”) dated as of June 16, 2023, executed by the Acquiring Fund Trust on behalf of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund, of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), cash paid in lieu of fractional shares, and the assumption of all of the Acquired Fund’s liabilities as defined in paragraph 3(c) of the Plan by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares received by the Acquired Fund in

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complete liquidation and termination of the Acquired Fund (the “Reorganization”), all pursuant to the Plan.

For purposes of this opinion, we have examined and relied upon (1) the Plan, (2) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquiring Fund Trust on behalf of the Acquiring Fund, (3) the facts and representations contained in the letter dated on or about the date hereof addressed to us from the Acquired Fund Trust on behalf of the Acquired Fund, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.

This opinion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury Regulations, judicial decisions, and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon the Reorganization taking place in the manner described in the Plan.

Based upon the foregoing, it is our opinion that for federal income tax purposes, with respect to the Acquired Fund and the Acquiring Fund:

1.	The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares, cash paid in lieu of fractional shares, and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a)(1)(F) of the Code.

2.	The Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

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3.	The Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

4.	The Acquiring Fund will recognize no gain or loss upon receiving the properties of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund.

5.	The adjusted basis to the Acquiring Fund of the properties of the Acquired Fund received by the Acquiring Fund in the Reorganization will be the same as the adjusted basis of those properties in the hands of the Acquired Fund immediately before the exchange.

6.	The Acquiring Fund’s holding periods with respect to the properties of the Acquired Fund that the Acquiring Fund acquires in the Reorganization will include the respective periods for which those properties were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

7.	The Acquired Fund shareholders will recognize no gain or loss upon receiving the Acquiring Fund Shares solely in exchange for the Acquired Fund shares (except with respect to cash received).

8.	The aggregate basis of the Acquiring Fund Shares received by an Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares surrendered by the Acquired Fund shareholder in exchange therefor (reduced by any amount of tax basis allocable to shares for which cash is received).

9.	An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held the Acquired Fund shares surrendered in exchange therefor, provided that the Acquired Fund shareholder held such shares as a capital asset on the date of the Reorganization.

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10.	The Reorganization will not result in the termination of the Acquired Fund’s taxable year, and the Acquired Fund’s tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization.

We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan. Without limiting the foregoing, we express no opinion as to the federal income tax consequences of the Reorganization to (1) the Acquired Fund with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, (2) Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, (3) Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund Shares at the time of the Reorganization, and (4) Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept Acquiring Fund Shares on the date of the Reorganization.

Very truly yours,

/s/ Dechert LLP

Dechert LLP